EXHIBIT 32.1

                      CERTIFICATION OF SERVICE 1st BANCORP
  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 REGARDING QUARTERLY
          REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2007

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Service 1st Bancorp, a California corporation ("Bancorp"), does hereby certify that:

1. Bancorp's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

Date: November 13, 2007                 By:  /s/ JOHN O. BROOKS
                                            -----------------------------------
                                             John O. Brooks
                                             Chief Executive Officer
                                             (Principal Executive Officer)

Date: November 13, 2007                 By:  /s/ ROBERT E. BLOCH
                                            -----------------------------------
                                             Robert E. Bloch
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)

      A signed original of this written statement required by Section 906 has been provided to Service 1st Bancorp and will be retained by Service 1st Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

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